UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2007 (July 30, 2007)

CHINA AGRITECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49608	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

A# Room 0706-0707, The Spaces International Center,
No. 8 Dongdaqiao Road,
Chaoyang District, Beijing
People's Republic of China, 100020
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (86)10-58702123

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On July 30, 2007, China Agritech, Inc. (the “Company”) issued a press release announcing that the Company completed the construction of a new facility in Urumqi City, Xinjiang Uygur Autonomous Region of China at the end of June 2007. The new facility will primarily supply the Company’s fertilizer products to large state-owned farms in China through its existing wholesale channel as well as through distributors in Russia and western Asia. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press release dated July 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRITECH, INC.
By:	/s/ Yu Chang
Yu Chang President and Chief Executive Officer

Dated: August 3, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated July 30, 2007.